Exhibit 10.3 (a)

                        ACKNOWLEDGMENT AND REAFFIRMATION
         (re: Affiliate Debt, Management Fees, Intercreditor Agreement)


     The undersigned FAMILY BARGAIN CORPORATION, a Delaware corporation ("FBC") acknowledges:

     1. FBC is a party to that certain Standstill and Subordination Agreement (re: Affiliate Debt) dated as of July 11, 1994, as amended by that certain Amendment No.1 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No.2 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Affiliate Debt Subordination Agreement").

     2. FBC is a party to that certain Standstill and Subordination Agreement dated October 14, 19937 as amended by that certain Amendment No. I to Standstill and Subordination Agreement dated as of July 11, 1994, as amended by that certain Amendment No.2 to Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No.3 to Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the "Management Fees Subordination Agreement").

     3. FBC is a patty to that certain Intercreditor, Standstill and Subordination Agreement dated as of October 14, 1993, originally executed by and among Greyhound Financial Capital Corporation, Westinghouse Electric Corporation, Guilford Investments, Inc. and General Textiles, as amended by that certain Amendment No.1 to Intercreditor, Standstill and Subordination Agreement dated as of July 11, 1994, that certain Amendment No. 2 to Intercreditor, Standstill and Subordination Agreement dated as of March 31, 1995, and that certain Amendment No. 3 to Intercreditor, Standstill and Subordination Agreement dated as of July 27, 1995 (as amended, the Intercreditor Agreement").

     4. FBC is a party to that certain Standstill and Subordination Agreement dated as of November 10, 1995 (the "F2U Subordination Agreement").

     5. FINOVA Capital Corporation, successor by merger and name change to Greyhound Financial Capital Corporation ("FINOVA") is also a party to the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, the Intercreditor Agreement and F2U Subordination Agreement.

     6. FBC has received a copy of that certain Loan and Security Agreement dated as of October 14, 1993, by and between FINOVA and General Textiles, a California corporation, and each amendment thereto, including without


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limitation,  that certain Amendment No.8 to Loan and Security  Agreement of even date herewith.

7. FBC has received a copy of that certain Loan and Security Agreement dated as of November 10, 1995, by and between FINOVA and Factory 2-U, Inc.1 an Arizona corporation, and each amendment thereto, including without limitation that certain Amendment No.5 to Loan and Security Agreement of even date herewith.

8. Each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement arid F2U Subordination Agreement remains in effect and EBC re-states and confirms each term thereof; notwithstanding the terms of the Amendment.

9. FBC restates and confirms each of FBC's representations and warranties set forth in each of the Affiliate Debt Subordination Agreement, Management Fees Subordination Agreement, Intercreditor Agreement and F2U Subordination Agreement as if made on the date hereof.

Executed as of this 23rd day of April, 1997.

FAMILY BARGAIN CORPORATION


By:    /s/
Name:  William W. Mowbray
Title: President and Chief Executive Officer